FINDERS FEE AGREEMENT

This  is  an  “Agreement”  made  by  and  between  High  Sierra  Technologies,  Inc.,1495  Ridgeview

Drive,  Suite  230A,  Reno,  NV  89519,  and  any  affiliated  companies  (the  “Company”  or  “High

Sierra”)  and  Vestech  Securities,  Inc.,11477  Olde  Cabin  Road,  St.,  St.  Louis,  Mo.  63141(the

“Finder” or “Vestech”) (together, the “Parties” and individually, a “Party”).

1. Transaction. The Company seeks a Transaction, as defined below, whereby the Company can receive offers to purchase shares of common stock and other securities purchased through a private placement subscription agreement (a “Capital Raising Transaction”) or other business opportunities as further defined below (each a “Transaction”). Vestech represents to the Company that Finder has access to sophisticated persons or entities and believes that the Finder can introduce parties interested in a Transaction with the Company. Transaction sources can include, but not be limited to, revenue sources, equity or debt financing sources, merger or acquisition candidates, partnering, joint ventures,

leasing or licensing transactions, lines of credit, sale of the Company, sale of the Company’s intellectual property etc. Transaction sources also include any transactions effectuated as a result of an introduction by parties introduced to the Company by the Finder. Company will agree to receipt of each introduction by the Finder by email as an acknowledgement. Transactions will exclude investments made by current shareholders, or entities and introductions to the Company made by other parties, verified as to such to Vestech, in writing by the Company. However, if an introduction is made by Finder and the Introduced party introduces another party or parties that then complete a

Transaction, then, the Finder shall be paid via section 5 of this agreement. The Company may reject a proposed Transaction at its sole discretion.

2. Legal Compliance. In connection with introduction to investors, Finder shall comply with all applicable laws and shall specifically, but not as a limitation thereof, comply with the requirements set forth in the Securities Act of 1933, as amended. Finder represents and warrants that it has, if needed, all requisite permits, licenses and registrations required to perform the services hereunder.

3. Nonexclusive Right. Finder shall have the non-exclusive right to introduce prospective Persons,

Entities, or potential Transactions to the Company This Agreement may be terminated by the

Company upon thirty (30) days written notice to Vestech. In the event of termination or expiration of this Agreement, Vestech shall receive any outstanding fees. If any parties or entities are introduced to the Company directly or indirectly by or through the Finder that enter into a Transaction within eighteen (18) months from the date of the termination or expiration of this Agreement (the “Tail

Period”) the Company will be required to pay in accordance with paragraph 5 of this Agreement.

Finder will also receive a Fee for the duration of a Transaction, if applicable, even if this Agreement is terminated or expired.

4. Acceptance of Transaction. The decision to accept a Transaction is in the sole discretion of the

Company. The Finder’s responsibility is limited to introducing parties interested in pursuing a

Transaction with the Company.

5. Fee. Cash and Warrants: In the event that a Transaction is accepted by the Company, and the

Company closes the Transaction, then the Company shall, within ten (10) business days of the closing of a Transaction, pay the Finder a finder's fee as follows:

a.    Capital Raising Transactions.

Cash: In consideration of the introduction provided by the Finder, pursuant to this

Agreement, High Sierra shall pay to Finder an eight (8%) percent cash fee, of the gross cash proceeds or other items of value (“Value” as defined in Appendix “B” attached hereto), at the closing of the receipt of any funds raised in Capital Raising Transaction(s),

during the term of this agreement or the tail period, from introduced party(s)plus;

Warrants: As part of the first Capital Raising Transaction Completion Fee, in addition to the cash remuneration noted in this Section 5 (a), Vestech will receive warrants to purchase common stock in the Company in an amount equal to eight  per-cent (8%) of the number of shares of common stock (or common stock equivalents) purchased by investors in a Capital

Raising Transaction and that the investors obtain a right to acquire through purchase,

conversion, or exercise of convertible securities issued by the Company in a Capital Raising

Transaction that closes during the term of this agreement or during the Tail Period.  As part of each Subsequent Private Placement Financing Completion Fee, in addition to the cash remuneration noted in this Section 5 (a), Vestech will receive warrants to purchase common stock in the Company in an amount equal to eight (8%) percent of the number of shares of common stock (or common stock equivalents) purchased by investors in a Capital Raising

Transaction and that the investors purchase or obtain a right to acquire through purchase,

conversion, or exercise of convertible securities issued by the Company in a Capital Raising

Transaction that closes during the term of this agreement or during the Tail Period.  All warrants will be immediately exercisable at the price per share at which the investor acquires or can acquire the common stock, adjusted for conversion, stock splits or other dilutive events. In the event there is no public market for the Company’s common stock and investors do not receive warrants in a Capital Raising Transaction, the exercise price of the warrants due Vestech will be equal to the price per share that investors in the Capital Raising transaction are able to purchase securities from the Company.  The warrants are deemed fully vested, non-redeemable, non-callable, non-cancelable and will contain customary provisions including, but not limited to, a net exercise provision, a term of five (5) years from the closing date of the Capital Raising Transaction(s) and (assuming that  the Company has publicly traded registered securities at the time of exercise) provisions for one demand registration  of the underlying shares of Common Stock at the Company's expense, an additional demand registration at the warrant holders' expense, and unlimited "piggyback"

registration rights for a period of seven years after issuance, at the Company's expense

(provided that such rights shall not apply to a registered public offering of the Company’s common stock and further shall be subject to any underwriter’s reasonable assertion in writing that the inclusion of such warrants in a public offering would materially impair the marketability of such public offering)  The warrants shall further provide for: adjustment in the number of such warrants (and the shares of Common Stock underlying such warrants) for the entire term of the warrant, containing customary adjustments to prevent dilution in connection with events such as for stock splits, stock dividends, combinations of shares and recapitalizations of the Company. The warrants shall be delivered at the closing(s) in holders names and denominations as instructed by Vestech.

.

b.   Merger & Acquisition Transactions.

(i)

Vestech  will  act  as  a  Finder  during  the  term  of  this  agreement  with

respect    to    any    Acquisition    Transaction    opportunity    and    any

Sale/Merger Transaction opportunity via a SPAC vehicle or otherwise introduced  to  the  Company  by  Vestech.  If  an  Acquisition  Transaction

or Sale Transaction is consummated during the term of this agreement or  the  Tail  Period  as  a  result  of  a  Vestech  introduction,  the  Company will  pay  Vestech  a  cash  fee  (the  “M&A  Completion  Fee”)  equal  to four  percent  (4%)  of  the  Transaction  Value  (as  defined  in  Appendix

B), at the closing of the Acquisition or Sale Transaction.

(ii)

If   an   Acquisition   Transaction   or   Sale   Transaction   opportunity

introduced   by   Vestech   is   consummated   during   the   term   of   this

agreement  or  the  tail  period,  whereby,  directly  or  indirectly,  less  than

a   fifty   percent   (50%)   interest   in   the   Company   or   the   targeted

companies,  as  the  case  may  be,  or  any  of  their  securities,  businesses,

or  assets  are  transferred  for  consideration,  or  if  a  transaction  as  a result  of  Vestech’s  introduction  is  consummated  during  the  term  of this  agreement  or  the  tail  period  consisting  of  a  minority  investment,

the formation of a joint venture, partnership or other business entity or entry  into  a  strategic  alliance  (such  as  an  agreement,  relationship  or arrangement  involving  supply,  distribution  or  sales  representation  of

products    or    services,    research    and    development,    technology,

intellectual     property,     patents,     product     licensing     or     similar

arrangement), the Company will pay Vestech a cash fee   equal to four

percent  (4%)  of  the  Transaction  Value  (as  defined  in  Appendix  B  ),

upon the occurrence of such event;

(iii)

If   an   Acquisition   Transaction   or   Sale   Transaction   opportunity

introduced   by   Vestech   is   not   consummated   and   the   Company   is

entitled  to  receive  a  “termination  fee,”  “break-up  fee,”  “topping  fee,”

or  other  form  of  compensation  during  the  term  of  this  Agreement  or the  tail  period,  payable  in  cash  or  other  assets,  including,  but  not limited  to,  an  option  to  purchase  securities  from  another  company

(such  cash,  securities,  including  in  the  case  of  options,  the  right  to exercise  such  options  or  other  assets  hereinafter  referred  to  as  the

“Break-up  Fee”)  then  the  Company  shall  pay  to  Vestech  in  cash,

immediately  upon  the  Company’s  receipt  of  such  Break-up  Fee,  an amount  equal  to  ten  percent  (10%)  of  such  Break-up  Fee  received.  In the event that the Break-up Fee is paid to the Company  in whole or in

part   in   the   form   of   securities   or   other   assets,   the   value   of   such

securities  or  other  assets,  for  purposes  of  calculating  Vestech’s  fee,

shall  be  the  fair  market  value  thereof,  as  the  Parties  hereto  shall mutually  agree on the day such Break-up Fee is paid to the Company;

provided   that,   if   such   Break-up   Fee   includes   securities   with   an

existing  public  trading  market,  the  value  thereof  shall  be  determined by  the  last  sales  price  for  such  securities  on  the  last  trading  day thereof  prior  to  such  payment.  The  securities  or  other  assets  shall  be delivered  to  Vestech  within  ten  (10)  business  days  of  the  receipt  by the Company of any such securities or other assets.

6. Compliance. In connection with introduction to investors or business opportunities, Finder shall comply with all applicable laws and shall specifically, but not as a limitation thereof, comply with the requirements set forth in the Securities Act of 1933, as amended. Finder represents and warrants that it has, if needed, all requisite permits, licenses and registrations required to perform the services hereunder.

7. Role as Finder. It is specifically understood that Finder is acting as a Finder only, is not acting in violation of federal or state securities laws, and shall have no authority to enter into any commitments on the Company's behalf, make any representations regarding the Company (apart from making an introduction), or to negotiate the terms of a Transaction, or to hold any funds or securities in connection with a Transaction or to perform any act which would require Finder to violate federal or state securities laws. The consummation of any Transaction shall be separately negotiated between the Company and the person or entity introduced to the Company by the Finder.

All information regarding the Company will be presented by the Company to any prospective person or entity and any investment decision by the person or entity introduced by the Finder shall be solely made by the person or entity introduced to the Company by the Finder based on representations and information provided by the Company. Finder shall not hold itself out as an agent or representative of the Company. In addition, the Finder agrees, acknowledges and confirms that the Finder shall not,

directly or indirectly, provide any Investor Relations services to any publicly traded entities that are involved in any Transaction.

  8.  Term. This Agreement shall commence on the Effective Date and shall continue in effect for a term of six (6) months (the “Term”), unless earlier terminated upon thirty (30) days written notice by either Party or unless extended by the mutual written consent of the Parties.

 9. Non-Exclusivity. This Agreement shall not constitute an exclusive agreement by either Party.

10. Indemnification; Limitation of Liability. High Sierra hereby agrees to defend and hold harmless the Finder, its agents, officers, consultants, and employees, and each of them, from and against any and all claims related to this Agreement. Appendix “A” INDEMNIFICATION is attached hereto and shall be deemed to be incorporated in, and part, of this Agreement and shall survive termination or expiration of this Agreement until the date upon which the liability to which any claim, or claims relating to this Agreement, is barred by all applicable statutes of limitations.

11. Miscellaneous. This Agreement constitutes the entire understanding and agreement between the

Parties hereto and their affiliates with respect to its subject matter and supersedes all prior or contemporaneous agreements, representations, warranties and understandings of such Parties

(whether oral or written). In the event that any provision of this Agreement shall be deemed unlawful or otherwise unenforceable, such provision shall be severed from this Agreement and the balance of the Agreement shall continue in full force and effect. Any notice permitted, required or desired to be given under this Agreement shall be in writing, facsimile transmission or via email and shall be deemed to have been effectively given when delivered to the party (i) if personally delivered, or (ii)

if sent via email or facsimile, upon successful transmission to the address provide by the other Party.

No promise, inducement, representation or agreement, other than as expressly set forth herein, has been made to or by the Parties hereto. This Agreement may be amended only by written agreement,

signed by the parties to be bound by the amendment. Evidence shall be inadmissible to show agreement by and between such Parties to any term or condition contrary to or in addition to the terms and conditions contained in this Agreement. This Agreement shall be construed according to its fair meaning and not strictly for or against either Party. This Agreement may be executed in any number of counterparts and may be delivered by facsimile or in Pdf form via email. All of these counterparts, when assembled, shall for all purposes constitute one agreement.

12. Governing Law and Venue.  This Agreement shall be construed, and the rights and liabilities determined, in accordance with the laws of the State of Missouri without regard to its conflicts of the laws principles.  The Parties agree that any action or proceeding arising out of or related in any way to this Agreement shall be brought before a State or Federal court of competent jurisdiction sitting in the City of St. Louis, Missouri. The Company and Vestech each hereby irrevocably waive, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Company and Vestech each agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Parties hereby waive trial by jury. The Parties hereby agree that the Company is not considered a “customer” of Vestech for purposes of FINRA

Rule 12200. This paragraph shall survive expiration or termination of this Agreement until the date upon which the liability to which any claim relating to this Agreement is barred by all applicable statutes of limitations.

13. Survival. All representations and warranties of the Company contained herein shall survive the termination of this Agreement until the date upon which the liability to which any claim relating to any such representation or warranty is barred by all applicable statutes of limitations.

The Company's obligations under Paragraphs 1, 3, 5, 10, 11, 12, 13 and Appendix “A” and “B”,

attached hereto and deemed part of this Agreement, shall survive the termination, expiration, or supersession of this Agreement until the date upon which the liability to which any claim relating to any such representation or warranty is barred by all applicable statutes of limitations. The

Parties agree that their respective rights, obligations and duties that by their nature extend beyond the termination or expiration of this Agreement shall survive any termination or expiration and remain in effect thereafter until the date upon which the liability to which any claim relating to this Agreement is barred by all applicable statutes of limitations.

If you are in agreement with the foregoing, please execute and return an executed copy of this

Finders Fee Agreement to Vestech Securities, Inc. at asatloff@e-vestech.com with a cc to

jhuang@e-vestech.com.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto on the date, or dates, set forth below.

Company: High Sierra Technologies, Inc.

Signature: /s/ Vincent C. Lombardi

By: Vincent C. Lombardi

Title: President and Chief Executive Officer

Date: February 24, 2022

1495 Ridgeview Drive, Suite 230A

Reno, NV 89519

Finder: Vestech Securities, Inc.

Signature: /s/ Averell Satloff

By:Averell Satloff

Title: Head of Investment Banking

Date: February 25, 2022

Acknowledged:

Signature /s/ John Huang

By:John Huang

Title: Chief Executive Officer

Date: February 25, 2022

11477 Olde Cabin Road, Suite 310

St. Louis, MO 63141

.

Appendix A: Indemnity Letter

To: Vestech Securities, Inc.

Gentlemen:

This letter will confirm that High Sierra Technologies Inc.(“High Sierra”) has engaged

Vestech  Securities,  Inc.  (“Finder”),  to  assist  us  as  a  Finder  only,  in  connection  with

the   matters   referred   to   in   our   letter   dated   February   24,   2022   (the   "Finders

Agreement").     In   consideration   of   Finder's   agreement   to   act   on   our   behalf   in

connection with such matters, we agree to indemnify and hold harmless Finder and its affiliates,  and  the  respective  officers,  directors,  employees,  agents  and  representatives of  Finder,  its  affiliates  and  each  other  person,  if  any,  controlling  Finder  or  any  of  its affiliates  (Finder  and  each  such  other  person  being  an  "Indemnified  Person")  from and  against  any  losses,  claims,  damages  or  liabilities  related  to,  arising  out  of  or  in connection  with  the  engagement  (the  "Engagement")  under  the  Engagement  Letter,

and  will  reimburse  each  Indemnified  Person  for  all  expenses  (including  fees  and expenses  of  counsel)  as  they  are  incurred  in  connection  with  investigating,  preparing,

pursuing  or  defending  any  action,  claim,  suit,  investigation  or  proceeding  related  to,

arising  out  of  or  in  connection  with  the  Engagement,  whether  or  not  pending  or threatened  and  whether  or  not  any  Indemnified  Person  is  a  party.  We  will  not,

however,  be  responsible  for  any  losses,  claims,  damages  or  liabilities  (or  expenses relating  thereto)  that  are  judicially  determined  in  a  judgment  not  subject  to  appeal  to have  resulted  from  the  wrongful  conduct  or  gross  negligence  of  any  Indemnified

Person.

We   will   not,   without   Finder's   prior   written   consent,   settle,   compromise,

consent  to  the  entry  of  any  judgment  in  or  otherwise  seek  to  terminate  any  action,

claim,   suit   or   proceeding   in   respect   of   which   indemnification   may   be   sought

hereunder  (whether  or  not  any  Indemnified  Person  is  a  party  thereto)  unless  such

settlement,    compromise,    consent    or    termination    includes    a    release    of    each

Indemnified  Person  from  any  liabilities  arising  out  of  such  action,  claim,  suit  or

proceeding.     No   Indemnified   Person   seeking   indemnification,   reimbursement   or

contribution  under  this  agreement  will,  without  our  prior  written  consent,  settle,

compromise,  consent  to  the  entity  of  any  judgment  in  or  otherwise  seek  to  terminate

any   action,   claim,   suit,   investigation   or   proceeding   referred   to   in   the   preceding

paragraph.

11477 Olde Cabin Rd, Suite 310 St. Louis, MO  63141

www.e-vestech.com

Office:  314.828.2111  Fax:  314-261-9188 Member FINRA, SIPC, and Registered MSRB

If  the  indemnification  provided  for  in  the  first  paragraph  of  this  agreement  is judicially  determined  to  be  unavailable  (other  than  in  accordance  with  the  third sentence  of  the  first  paragraph  hereof)  to  an  Indemnified  Person  in  respect  of  any losses,  claims,  damages  or  liabilities  referred  to  herein,  then,  in  lieu  of  indemnifying such  Indemnified  Person  hereunder,  we  shall  contribute  to  the  amount  paid  or payable  by  such  Indemnified  Person  as  a  result  of  such  losses,  claims,  damages  or liabilities  (and  expense  relating  thereto)  (i)  in  such  proportion  as  is  appropriate  to reflect  the  relative  benefits  to  the  applicable  Indemnified  Person,  on  the  one  hand,

and  us,  on  the  other  hand,  of  the  Engagement  or  (ii)if  the  allocation  provided  by clause (i) above is not available, in such proportion as is appropriate to reflect not only the  relative  benefits  referred  to  in  such  clause  (i)  but  also  the  relative  fault  of  each  of the  applicable  Indemnified  Person  and  us,  as  well  as  any  other  relevant  equitable considerations;  provided,  however,  that  in  no  event  shall  any  Indemnified  Person's aggregate  contribution  to  the  amount  paid  or  payable  exceed  the  aggregate  amount  of fees actually received by Finder under the Finders Agreement. Assuming that we have fully  satisfied  the  amount  of  our  obligations  provided  for  herein  to  the  Indemnified

Persons,  and  the  Indemnified  Persons  shall  have  no  further  liabilities  in  connection therewith,  then  we  may  take  control  of  any  pending  action  or  litigation  in  order  to reduce  the  expenses  in  connection  therewith.  For  the  purposes  of  this  agreement,  the relative  benefits  to  us  and  the  applicable Indemnified  Person  of  the  Engagement  shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be  paid  or  received  or  contemplated  to  be  received  by  us  or  our  stockholders,  as  the case may be, in the transaction or transactions that are the subject of the Engagement,

whether  or  not  any  such  transaction  is  consummated,  bears  to  (b)  the  fees  paid  to

Finder in connection with the Transaction.

Procedure:  Upon  obtaining  knowledge  of  any  claim  which  may  give  rise  to indemnification  not  involving  a  Third  Party  Claim,  the  Indemnified  Person  shall,  as promptly  as  practicable  following  the  date  the  Indemnified  Person  has  obtained  such knowledge,  give  written  notice  (which  may  be  delivered  by  facsimile  transmission,

with   confirmation   of   receipt   by   the   receiving   party)   of   such   claim   for   which

indemnification  is  sought  (each,  a  "Claim")  to  us,  but  no  failure  to  give  such  notice shall relieve us of any liability hereunder (except to the extent we have suffered actual,

irreversible  and  material  economic  prejudice  thereby).  The  Indemnified  Person,  at  its cost,  shall  furnish  to  us  in  good  faith  and  in  reasonable  detail  such  information  as  the

Indemnified Person may have with respect to such Claim.

Promptly    after    receipt    by    an    Indemnified    Person    of    notice    of    the

commencement  of  any  action,  suit  or  proceeding  involving  a  Claim  by  a  third  party

(each,  a  "Third  Party  Claim")  against  it,  such  Indemnified  Person  will  give  written notice  to  us  of  the  commencement  of  such  Third  Party  Claim,  and  shall  give  the

11477 Olde Cabin Rd, Suite 310 St. Louis, MO  63141

www.e-vestech.com

Office:  314.828.2111  Fax:  314-261-9188 Member FINRA, SIPC, and Registered MSRB

Indemnifying  Party  such  information  with  respect  thereto  as  we  may  reasonably request,  but  no  failure  to  give  such  notice  shall  relieve  us  of  any  liability  hereunder

(except  to  the  extent  we  have  suffered  actual,  irreversible  and  material  economic prejudice  thereby).  We  shall  have  the  right,  but  not  the  obligation,  to  assume  the defense and control the settlement of such Third Party Claim, at our cost and expense

(and  not  as  a  reduction  in  the  amount  of  indemnification  available  hereunder),  using

counsel  selected  by  us  and  reasonably  acceptable  to  the  Indemnified  Person.   If  we

satisfy  the  requirements  of  this  agreement  and  desire  to  exercise  our  right  to  assume the  defense  and  control  the  settlement  of  such  Third  Party  Claim,  we  shall  give written  notice  (the  "Notice")  to  the  Indemnified  Person  within  fourteen  (14)  calendar days  of  receipt  of  notice  from  the  Indemnified  Person  of  the  commencement  of  or assertion  of  any  Third  Party  Claim  stating  that  we  shall  be  responsible  for  such  Third

Party  Claim.  Notwithstanding  the  foregoing,  the  Indemnified  Person  shall  have  the right:  (i)  to  assume  the  defense  and  control  the  settlement  of  a  Third  Party  Claim  and

(ii)  to  employ  separate  counsel  at  our  reasonable  expense  (provided  that  we  shall  not be  required  to  reimburse  the  expenses  and  costs  of  more  than  one  law  firm)  and control  its  own  defense  of  a  Third  Party  Claim  if(x)  the  named  parties  to  any  such action  (including  any  impleaded  parties)  include  both  the  Indemnified  Person  and  us,

and  the  Indemnified  Person  shall  have  been  advised  by  counsel  that  there  are  one  or more legal or equitable defenses  available  to the Indemnified Person that are different from those available to us, (y) such Third Party Claim involves equitable or other non-

monetary  damages  or  in  the  reasonable  judgment  of  the  Indemnified  Person,  such

settlement   would   have   a   continuing   material   adverse   effect   on   the   Indemnified

Person's   business   (including   any   material   impairment   of   its   relationships   with

customers  and  suppliers)  or  (2)  or  in  the  reasonable  judgment  of  the  Indemnified

Person,  we  may  not  be  able  to  satisfy  fully  such  Third  Party  Claim.  In  addition,  if  we fail  to  give  the  Indemnified  Person  the  Notice  in  accordance  with  the  terms  hereof,

the  Indemnified  Person  shall  have  the  right  to  assume  control  of  the  defense  of  and settle  the  Third  Party  Claim  and  all  costs  incurred  in  connection  therewith  shall

constitute  damages  of  the  Indemnified  Person.    For  the  avoidance  of  doubt,  we

acknowledge  that  we  will  advance  any  retainer  fees  requited  by  legal  counsel  to  an

Indemnified  Person  simultaneously  with  the  engagement  by  such  Indemnified  Person of such counsel, it being understood and agreed that the amount of such retainer shall not  exceed  $25,000  and  that  such  retainer  shall  be  credited  to  fees  incurred  with  the balance (if any) refundable to us.

If  at  any  time  after  we  assume  the  defense  of  a  Third  Party  Claim,  any  of  the conditions  set  forth  in  the  paragraph  above  are  no  longer  satisfied,  the  Indemnified

Person  shall  have  the  same  rights  as  set  forth  above  as  if  we  never  assumed  the defense of such claim.

11477 Olde Cabin Rd, Suite 310 St. Louis, MO  63141

www.e-vestech.com

Office:  314.828.2111  Fax:  314-261-9188 Member FINRA, SIPC, and Registered MSRB

Notwithstanding  the  foregoing,  we  or  the  Indemnified  Person,  as  the  case  may be,  shall  have  the  right  to  participate,  at  our  or  its  own  expense,  in  the  defense  of  any

Third-Party Claim that the other party is defending.

If  we  assume  the  defense  of  any  Third  Party  Claim  in  accordance  with  the terms  hereof,  we  shall  have  the  right,  upon  30  calendar  days'  prior  written  notice  to the  Indemnified  Person,  to  consent  to  the  entry  of  judgment  with  respect  to,  or otherwise  settle  such  Third  Party  Claim;  provided,  however,  that  with  respect  to  such consent  to  the  entry  of  judgment  or  settlement,  the  Indemnified  Person  will  not  have any  liability  and  will  be  fully  indemnified  with  respect  to  all  Third  Party  Claims.

Notwithstanding  the  foregoing,  we  shall  not  have  the  right  to  consent  to  the  entry  of judgment  with  respect  to,  or  otherwise  settle  a  Third  Party  Claim  if:  (i)  the  consent  to judgment  or  settlement  of  such  Third  Party  Claim  involves  equitable  or  other  non-

monetary  damages  against  the  Indemnified  Person,  or  (ii)  in  the  reasonable  judgment of  the  Indemnified  Person,  such  settlement  would  have  a  continuing  effect  on  the

Indemnified  Person's  business  (including  any  material  impairment  of  its  relationships with  customers  and  suppliers),  without  the  prior  written  consent  of  the  Indemnified

Person.  In  addition,  the  Indemnified  Person  shall  have  the  sole  and  exclusive  right  to settle  any  Third  Party  Claim  on  such  terms  and  conditions  as  it  deems  reasonably appropriate,  (x)  if  we  fail  to  assume  the  defense  in  accordance  with  the  terms  hereof,

or  (y)  to  the  extent  such  Third  Party  Claim  involves  only  equitable  or  other  monetary relief,  and  shall  have  the  right  to  settle  any  Third  Party  Claim  involving  monetary damages with our consent, which consent shall not be unreasonably withheld.

The  provisions  of  this  agreement  shall  apply  to  the  Engagement  and  any modification  thereof  and  shall  remain  in  full  force  and  effect  regardless  of  any termination,  expiration,  or  the  completion  of  your  services  under  the  Engagement

Letter.

Signature Page to Indemnity Letter Follows

11477 Olde Cabin Rd, Suite 310 St. Louis, MO  63141

www.e-vestech.com

Office:  314.828.2111  Fax:  314-261-9188 Member FINRA, SIPC, and Registered MSRB

Signature Page to Indemnity Letter

This   letter   agreement   may   be   executed   in   counterparts   and   by   facsimile

transmission  and  shall  be  governed  by  and  construed  in  accordance  with  the  laws  of the State of Missouri applicable to contacts executed and to be performed in that state by a Court of proper jurisdiction sitting in St. Louis, Missouri.

Very truly yours,

High Sierra Technologies, Inc.

By: /s/ Vincent C. Lombardi

Vincent C. Lombardi, its President

ACCEPTED AND AGREED TO as of 24th of February, 2022

Vestech Securities, Inc.

By: /s/ Averell Satloff

Averell Satloff, Head of Investment Banking

Acknowledged: /s/ John Huang

John Huang, President, Vestech Securities, Inc.

11477 Olde Cabin Rd, Suite 310 St. Louis, MO  63141

www.e-vestech.com

Office:  314.828.2111  Fax:  314-261-9188 Member FINRA, SIPC, and Registered MSRB

Appendix “B” to "Finders Agreement"

Definition of Legal Consideration, Transaction Value, or Value

"Legal  Consideration",  “Transaction  Value”,  or  “Value”  is  defined  as  the  total  value  of all  property  (real  or  personal,  tangible  or  intangible),  cash,  securities,  or  other  benefits received,  or  receivable,  by  the  Company  or  its  officers,  directors  or  shareholders,

including without limitation, the aggregate of all amounts payable or receivable pursuant to  any  warrants,  options,  stock  appreciation  rights,  convertible  or  straight  securities,

stock  purchase  rights,  whether  or  not  vested,  including  benefits  received,  or  receivable pursuant  to  any  merger  agreement,  joint  venture  agreements,  employment  agreements,

consulting agreements, debt assumed, covenants not to compete, earn-out or contingent payment  rights,  or  other  similar  agreements,  arrangements  or  understandings.  Property shall be valued at the fair market value thereof as agreed to by the parties hereto or if the

parties   are   unable   to   agree,   as   determined   by   a   mutually   acceptable   independent

appraiser,  the  cost  of  which  shall  be  borne  by  the  Company.    Securities  which  are

publicly  traded  shall  be  valued  at  the  closing  price  of  such  securities  as  reported  on  a national exchange, NASDAQ, OTC Markets, or other recognized trading platform, if so listed  or  quoted,  for  the  last  day  prior  to  the  closing  date  of  such  Transaction;  if  the securities are not so listed or quoted, the securities shall be valued in the same manner as

property  described  above.   All  debt  instruments  or  evidences  thereof,  and  all  amounts payable  or  benefits  received,  or  receivable  by  the  Company,  or  its  officers,  directors  or shareholders pursuant to any merger agreements, joint venture agreements, employment agreements,  consulting  agreements,  covenants  not  to  compete,  earn-out  or  contingent payment  rights,  or  other  similar  agreements,  arrangements  or  understanding  shall  be

valued   at   the   aggregate   amount   payable   or   receivable   thereunder,   whether   such

payments  or  benefits  receivable  are  absolute  or  contingent,  and  irrespective  of  the period or uncertainty of payment or receipt, the rate of interest, if any, or the contingent nature thereof.

Dated: February 24, 2022

Initialed:

/s/ VL

VL

/s/ AWS   AWS

/s/ JH

JH

11477 Olde Cabin Rd, Suite 310 St. Louis, MO  63141

www.e-vestech.com

Office:  314.828.2111  Fax:  314-261-9188 Member FINRA, SIPC, and Registered MSRB